SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) September 30, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-10822               25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
      of incorporation)                                 Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
      (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               On September 30, 1997, Biocontrol Technology, Inc.
(NASDAQ:BICO) announced today that the Company recently launched its Internet Website located at www.bico.com. This first phase of the Website, which is best viewed using Netscape Gold 3.0 or higher, will give visitors background information on the Company, its top executives, subsidiaries, and products. Updated detailed information on the Diasensor 1000 noninvasive glucose sensor,including a photograph, is available. All Company press releases will be posted as well.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by /s/ Fred E. Cooper,
                                          Fred E. Cooper, CEO

DATED:   September 30, 1997

                                          BICO
                                         BIOCONTROL TECHNOLOGY,
                               INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


                     BIOCONTROL LAUNCHES WEBSITE

     Pittsburgh, PA - September 30, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that the Company recently launched its Internet Website located at www.bico.com.
      This first phase of the Website, which is best viewed using Netscape Gold 3.0 or higher, will give visitors background information on the Company, its top executives, subsidiaries, and products. Updated detailed information on the Diasensor 1000 noninvasive glucose sensor, including a photograph, is available. All Company press releases will be posted as well.
      Current or potential shareholders can visit the Investor Relations pages to gain access to facts and statistics or to request a copy of the latest financials.
      In a unique part of the site, called "Let's Talk," BICO can post messages to the public within minutes affording quick dissemination of information on the Company or its products. Communication can also be sent to Biocontrol in this section via e-mail.
      Additional phases under construction include detailed pages for Biocontrol's subsidiaries Barnacle Ban (www.hotbottom.com), Petrol Rem (www.petrolrem.com), and IDT (address not yet determined).
           Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.